ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


(a)  MEETING DATE

     April 19, 1995 - Annual Meeting

(b)  N/A

(c)  VOTING MATTERS

     1.  The election of Directors as provided by the By-Laws.

         Director                    For         Against      Abstain    No Vote
         -----------------------------------------------------------------------
         Frederic H. Bertrand        5,144,897         0      26,188           0
         David M. Boardman           5,151,601         0      19,484           0
         Pall D. Spera               5,152,635         0      18,450           0
         Martel D. Wilson, Jr.       5,153,274         0      17,811           0

     2. The approval of the appointment of Arthur Andersen LLP as independent public accountants for 1995.

         Public Accountant           For         Against       Abstain   No Vote
         -----------------------------------------------------------------------

         Arthur Andersen LLP         5,141,041    13,854       16,190          0

(d)  N/A


                           PART 11 - OTHER INFORMATION

                    Item 6.  Exhibits and Reports on Form 8-K

     a.     Exhibits

            Exhibit 27.  Financial Data Schedule

     b.     Reports on Form 8-K

            Press Release dated April 19, 1995 related to announcement of five-for-four stock split, filed via Edgar on April 26, 1995.

                              CHITTENDEN CORPORATION

                                    SIGNATURES

  Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CHITTENDEN CORPORATION
                                          Registrant




  August 9, 1995                          S/PAUL A. PERRAULT
  Date                                    Paul A. Perrault, President
                                          and Chief Executive Officer





 August 9, 1995                           S/NANCY ROWDEN BROCK
 Date                                     Nancy Rowden Brock
                                          Treasurer